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                                                                 EXECUTION COPY

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of December 29, 2000 (this "Agreement"), by and between ZIPFINANCIAL.COM, INC. (d/b/a BankZip.com), a Pennsylvania corporation (the "Grantor"), and SEDONA CORPORATION, a Pennsylvania corporation, as Lender (the "Lender").

                  WHEREAS, pursuant to the terms of a Disbursement Agreement, dated as of December 29, 2000 (as the same may be amended, modified or restated from time to time, the "Disbursement Agreement") by and among the Grantor and the Lender, the Lender has agreed to make Loans to the Grantor in the amounts set forth on Exhibit A to the Disbursement Agreement.

                  WHEREAS, the Grantor, as an inducement to the Lender to make the Loans, has agreed to grant to the Lender a security interest in the Collateral (as hereinafter defined).

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Security Interest. As security for the payment and performance when and as due of all Obligations, Grantor hereby grants to the Lender, a continuing security interest in and a lien upon, and a right of set off against, and hereby assigns to the Lender as security all of the following types of its property in which it has a right or interest now existing or hereafter acquired or arising, wherever such property is located or situated, including all parts, accessions, substitutions, replacements, proceeds (including all cash received in respect of any Collateral) and products thereof, thereto and therefor:

                  (a) all (i) copyrights, copyright registrations and applications for copyright registration, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto (collectively, "Copyrights"), (ii) patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world ("Patents"), and (iii) trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, prints and labels on which said trademarks, corporate names, company names, business names, fictitious business names, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the

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United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, all whether now owned or hereafter acquired (collectively, "Trademarks") together with (A) all inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in its business, including, but not limited to, all HTML code and all other software code provided or developed by Grantor for any and all of its customers; (B) all licenses or user or other agreements granted to it with respect to any of the foregoing, in each case whether now or hereafter owned or used; (C) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs, and the like; (D) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (E) all accounting information and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (F) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held; and (G) all causes of action, claims and warranties now or hereafter owned or acquired in respect of any of the items listed above;

                  (b) all books and records (including computer databases and software for accessing it) related to any of the foregoing; and

                  (c) all proceeds, products and accessions of and to any of the property described in clauses (a) and (b) above in this Section 1 (including, without limitation, any proceeds of insurance thereon), and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under its control or any computer bureau or service company from time to time acting for it.

All of the foregoing property and interests described in this Section 1 and any part thereof is hereinafter called "Collateral". The security interest granted hereby shall be continuing and shall secure all present and future Obligations whether or not at some prior point in time all Obligations then outstanding shall have been satisfied.

         2. Representations and Warranties. (a) The chief executive office of the Grantor is as set forth on Schedule A. Grantor hereby warrants and represents that, except for the Lender's security interest hereunder and as otherwise described on Schedule B hereto, Grantor is the sole owner of the Collateral, free from any Lien, claim, set-off, defense or counterclaim; that all items of Collateral are in all respects what they purport to be; that there is no financing statement now on file in any public office covering any Collateral; and there is no fact that would impair its title to the Collateral, the Collateral's validity or enforceability, Grantor's ability to perform its obligations hereunder, the Lender' rights hereunder, or the validity or enforceability or first priority of the security interest and lien upon the Collateral created by this Agreement.

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                  (b) As of the date hereof, Grantor does not own or use any
Copyrights, Patents or Trademarks or any Copyrights, Patents or Trademarks registered in, or the subject of pending applications in, the United States Copyright Office or United States Patent and Trademark Office or any similar office or agency of any other country or any political subdivision thereof, other than those described in Schedule C, Schedule D and Schedule E hereto, respectively.

                  (c) Grantor further warrants that it has no actual knowledge of any third party claim that any aspect of Grantor's present or contemplated business operations infringes or will infringe any Trademarks. Grantor represents and warrants that all United States Trademark registrations and applications listed in Schedule E hereto are valid, subsisting, have not been canceled and that Grantor is not aware of any third-party claim that any of said registrations is invalid or unenforceable. To the best knowledge of Grantor, Grantor has used the Trademarks to identify itself and the goods and services covered by the Trademarks and all registrations thereof are subsisting and in full force and effect.

                  (d) Grantor represents and warrants that it owns or is licensed to practice under all Patents and Copyrights that it now owns or practices under. Grantor further warrants that it is aware of no significant third party claim that any aspect of Grantor's present or contemplated business operations infringes or will infringe any Patent or any Copyright of any third party. The Copyrights shown on Schedule C hereto, unless otherwise stated therein, are duly recorded or filed for recording in the United States Copyright Office. The issued Patents and Patent Applications shown on Schedule D hereto, unless otherwise stated therein, are valid and subsisting and in full force and effect. None of the Patents or Patent Applications shown on Schedule D has been abandoned or previously assigned to a third party, and, except to the extent that the Required Lender, upon prior written notice by Grantor, shall consent, and Grantor will not do any act, or omit to do any act, whereby the Patents may become abandoned or otherwise suffer any diminution of Patent rights and shall notify the Lender immediately if it knows of any reason or has reason to know that any application or registration may become abandoned or otherwise suffer any diminution of Patent rights.

                  (e) In no event shall Grantor, either itself or through any Lender, employee, licensee or designee, (i) file an application for the registration of any Copyright, Patent or Trademark with the United States Copyright Office or United States Patent and Trademark Office or any similar office or agency of any other country or any political subdivision thereof or
(ii) file or record any assignment of any Copyright, Patent or Trademark that Grantor may acquire from a third party, with the United States Copyright Office or United States Patent and Trademark Office or any similar office or agency of any other country or any political subdivision thereof, unless Grantor shall, on or prior to the date of such filing, notify the Lender thereof, and upon request of the Lender, execute and deliver any and all assignments, agreements, instruments, recordations, documents and papers as the Lender may request to evidence the Lender's interest in such Copyright, Patent or Trademark and the goodwill and general intangibles of Grantor relating thereto or represented thereby, and Grantor hereby constitutes the Lender its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

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                  (f) Grantor will perform all acts and execute all documents, including, without limitation, assignments for security in form suitable for filing with the United States Copyright Office and United States Patent and Trademark Office, substantially in the forms of Exhibit 1, Exhibit 2 and Exhibit 3 hereto, respectively, reasonably requested by the Lender at any time to evidence, perfect, maintain, record and enforce the Lender's interest in the Collateral or otherwise in furtherance of the provisions of this Agreement.

                  (g) Grantor will take all steps reasonably necessary in any proceeding before the United States Copyright Office or United States Patent and Trademark Office or any similar office or agency of any other country or any political subdivision thereof, to maintain each application for, or for registration of the Copyrights, Trademarks and Patents, active and entitled to the full spectrum of rights available at the then-pending stage of the application for, or for registration of, the Copyrights, Trademarks and Patents.

                  (h) Grantor assumes all responsibility and liability arising from the use of the Copyrights, Patents and Trademarks, and Grantor hereby indemnifies and holds the Lender harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by Grantor in connection with any Copyright, Patent or Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Grantor. Grantor agrees that the Lender does not assume, and shall not have any responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by Grantor, and Grantor hereby indemnifies and holds the Lender harmless with respect to any and all claims by any person relating thereto.

                  (i) All licenses of its Copyrights, Trademarks and Patents which Grantor has granted to third parties are set forth on Schedule F hereto.

         3. Location and Use of Collateral. Grantor (a) shall keep all records pertaining to Collateral, at or affixed to the location of its chief executive office set forth on Schedule A or such other place or places as described on Schedule G attached hereto or as it may designate in a writing delivered to the Lender thirty (30) days before moving such Collateral or records to another place, and may use such Collateral only for purposes for which it is commonly employed in Grantor's type of business; (b) on or prior to the date hereof or as soon as practicable thereafter but in any event within twenty one (21) days after such an item of property becomes Collateral, shall deliver to the Lender all Instruments, Documents and Chattel Paper related to the Collateral, with all endorsements or assignments necessary, or in the Lender's judgment reasonably appropriate, for each item of such Collateral to be transferable; and (c) shall keep the proceeds of all Collateral segregated from property that is not Collateral or proceeds thereof so that it may readily be identified as proceeds of Collateral.

         4. Financing Statements and Notice. Grantor hereby authorizes the Lender, without notice or the signature of Grantor, to file any financing statements and any amendments thereto

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or continuations thereof, naming Grantor as debtor and the Lender as secured party. At the Lender's request, Grantor will join with the Lender in executing any such financing statements, amendments or continuations. In order to perfect, maintain or protect its security interest, the Lender may give notice of its security interest in Collateral and may deliver a copy of this Agreement to any Person.

         5. Preservation of Collateral and Security Interest. (a) Grantor shall not permit anything to be done that will materially impair the value of any Collateral. Grantor shall at all times keep accurate and complete records with respect to Collateral and shall furnish to the Lender upon request copies of its records relating to Collateral and all additional information reasonably requested by the Lender. The Lender shall, during reasonable business hours and upon notice given two (2) Business Days in advance, have the right to enter upon Grantor's premises, inspect Collateral, and examine and make copies of Grantor's records relating to Collateral at Grantor's expense.

                  (b) Grantor shall not make an assignment, pledge, mortgage, or other transfer of Collateral or any interest in it other than in the ordinary course of its business, and, except as set forth on Schedule B hereto, shall keep all Collateral free from all Liens; provided, however, that the foregoing limitations shall not apply to such dispositions of Collateral as the Lender may approve in writing in advance. Grantor shall give immediate written notice to the Lender of any Lien, against or upon Collateral having such value which shall not be discharged, released or satisfied within ten days. The Lender, at its option, may pay or cause the discharge of taxes, Liens at any time levied or placed on Collateral, take any action to maintain and preserve Collateral and remedy any breach of Grantor hereunder. Grantor shall do, execute and deliver all additional acts, deeds, and instruments as any the Lender may require, to more completely vest in and assure to the Lender its rights hereunder.

         6. Insurance. Grantor will maintain insurance on the Collateral in such amounts and with such coverage as is reasonably satisfactory to the Lender and as is consistent with coverage usually carried by corporations of a similar size engaged in the same or similar business similarly situated. Any proceeds received by Grantor in payment for loss of or damage to Collateral under such insurance shall be held in trust by Grantor and be Collateral hereunder; it shall be applied by Grantor to repair or replace the Collateral in respect of which it was received, and if not so applied, to payment of Obligations. Grantor will give the Lender immediate written notice of the receipt and amount of any such insurance proceeds and prior written notice of the manner in which such proceeds shall be applied. Upon the Lender's request, Grantor shall deliver certificates of such insurance to the Lender.

         7. Events of Default.

            (a) "Events of Default" shall exist hereunder if:

                (i) Grantor shall fail to perform any Obligation, or to pay any sum to the Lender, when and as due, whether by acceleration or otherwise; or

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                (ii) any representation or warranty of Grantor set forth herein shall prove to have been false or misleading in any material respect (if not qualified by materiality) and in any respect (if qualified by materiality) when made or deemed to have been made and, if such breach of representation or warranty is capable of being cured within such time, such breach shall have continued for ten (10) Business Days (A) after notice of such breach if Grantor has complied with Section 7(b) hereof or (B) after the date of such breach if Grantor has not complied with Section 7(b) hereof; or

                (iii) any obligation of Grantor under this Agreement shall not be complied with and, if such noncompliance is capable of being cured within such time, such noncompliance shall have continued for ten (10) Business Days
(A) after notice of such noncompliance if Grantor has complied with Section 7(b) hereof or (B) after the date of such noncompliance if Grantor has not complied with Section 7(b) hereof; or

                (iv) an Event of Default as defined in the Disbursement Agreement shall occur and be continuing.

            (b) Grantor shall promptly upon becoming aware thereof notify the Lender in writing of any Event of Default and any condition or event which, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

         8. Rights Following an Event of Default. Following and during the continuance of an Event of Default, each of the following provisions shall apply:

            (a) the Lender shall have all rights and remedies afforded by the Uniform Commercial Code, to a secured creditor having a security interest in property to which Article 9 thereof applies; provided, however, that the Lender shall provide the Grantor ten (10) days prior written notice before a sale of any Collateral subject to this Section 8(a) setting forth the date, time and place of such sale.

            (b) Grantor will, upon receipt of any proceeds, dividend, stock certificate or other sums arising from the sale or other disposition of Collateral or any instrument evidencing an obligation to pay such sums, hold same in trust for the Lender, in the form received, and will forthwith, without notice or demand, endorse, transfer and deliver same to the Lender.

            (c) Grantor hereby irrevocably appoints the Lender its true and lawful attorney-in-fact to act in Grantor's name or in the Lender's name as fully and completely as though the Lender was the absolute owners of Collateral for all purposes. The Lender may exercise all of Grantor's rights of collection, enforcement, conversion or exchange and all other similar rights, privileges and options pertaining to Collateral, all of Grantor's rights to commence, prosecute or settle any legal actions, give releases, or settle or compromise any rights, with respect to Collateral, and generally all of Grantor's rights to sell, assign, transfer, pledge, convey, make any agreement with respect to, or otherwise deal with, Collateral. The Lender may execute and deliver any and all documents and take any and all actions on behalf of Grantor in order to carry out the provisions of this Agreement. Nothing herein shall be construed as requiring the Lender to make any demand or inquiry as to the nature or sufficiency of any payment, or to take any action with respect to Collateral or moneys, proceeds or income due, or to become due thereunder, and no such action taken or omitted to be taken, or delay, by the Lender shall give rise to any defense, counterclaim or set-off in favor of Grantor or to any claim or action against the Lender. The Lender shall have the right, without prior notice to Grantor, to notify, or to require Grantor to notify, the parties obligated on any Collateral, to make payment thereon directly to the Lender, but Grantor shall give such notice itself if requested to do so by the Lender.

            (d) Grantor shall not make any further use of the Copyrights, Patents or Trademarks for any purpose without the consent of the Lender.

            (e) Except for any license granted in the ordinary course by Grantor to depository institutions for which no notice shall be required, the Lender may, at any time and from time to time, upon fifteen (15) days' prior notice to Grantor, license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Copyrights, Patents or Trademarks, throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine.

            (f) The Lender may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of Grantor in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and Grantor hereby releases the Lender from, and agrees to hold the Lender free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement.

         The Lender may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal and other expenses which may be incurred by the Lender, and then to the Obligations, in such order as is set forth in this Agreement; and Grantor shall remain liable and will pay the Lender on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring the Lender to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of an Event of Default, Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Copyrights, Trademarks or Patents, and its customer lists and other records relating to the Copyrights, Trademarks or Patents and to the distribution of said products, to the Lender or their designees.

         Concurrently with the execution and delivery hereof, Grantor is executing and delivering to the Lender, in the form of Exhibit 4 hereto, originals of a Power of Attorney for the implementation of the assignment, sale

                                      -7-

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or other disposal of the Copyrights, Trademarks and Patents pursuant hereto, and
Grantor hereby releases the Lender from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Lender under the power of attorney granted herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of the Lender.

         9. Possession of Collateral. After and during the continuance of an Event of Default, the Lender shall be entitled, without notice to Grantor, to appointment of a receiver to take possession of Collateral. The Lender's duty of care with respect to Collateral shall be limited to the exercise of reasonable care. The Lender shall be deemed to have exercised reasonable care if Collateral is accorded treatment requested by Grantor in writing or substantially the same as that the Lender accords its own property. The Lender shall not be deemed to have failed to exercise reasonable care because it may have failed to accord Collateral treatment requested by Grantor or to take steps to preserve rights against prior parties or property.

         10. Application of Proceeds. In the event of any transfer, collection or sale of Collateral in accordance with Section 5 hereof, the proceeds of such transfer, collection or sale shall be applied by the Lender as follows:

             FIRST, to the payment of all reasonable costs and expenses incurred by the Lender in connection with this Agreement or any of the Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of the Lender and legal counsel of the Lender, the repayment of all advances made by the Lender hereunder on behalf of Grantor and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

             SECOND, to the payment in full of the principal and interest of any Notes outstanding;

             THIRD, to the payment in full of all Obligations (other than those referred to above) owed to the Lender; and

             FOURTH, to Grantor, its successors and assigns, or as a court of competent jurisdiction may otherwise direct.

         11. Remedies Cumulative and not Waivable. The rights and remedies of the Lender herein expressly specified are cumulative and not exclusive of other contractual, common law or statutory rights and remedies that the Lender may have, including without limitation, the right of set-off and all rights and remedies of a secured creditor under Article 9 of the Uniform Commercial Code as adopted in Pennsylvania. The Lender shall not be under any duty to exercise or withhold the exercise of any of its rights and remedies provided hereunder or otherwise. No omission or delay by the Lender in exercising any such right or remedy shall operate as a waiver or partial waiver of any such right or remedy thereof; nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof or the exercise of and, other right or remedy.


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         12. Remedies Fully Exercisable. All rights and remedies that the Lender may have available to it under arrangements to secure or support the Obligations (including but not limited to any right of setoff, guaranty, bond, letter of credit, insurance, security agreement, pledge, mortgage or deed of trust) may be exercised from time to time, in part or in whole, and in any order by the Lender without marshaling Grantor's assets, and without regard to the effect of exercise of one right or remedy upon another right or remedy, the existence of other Liens upon any of Grantor's assets, or the relative degree or amount of equity that Grantor shall have in one asset as against another.

         13. Notices; Waiver of Presentment, Etc. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission or mailed by prepaid first class certified mail, return receipt requested, or mailed by overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

                  If to the Lender, to:

                  Sedona Corporation
                  455 South Gulph Road
                  King of Prussia, PA  19406
                  Facsimile No.: (610) 495-6735
                  Attn:  Bill Williams

                  with a copy to:

                  Piper Marbury Rudnick & Wolfe LLP
                  1200 Nineteenth Street N.W.
                  Washington, D.C. 20036-2430
                  Facsimile No.: (202) 223-2085
                  Attn: Andrea M. Mattei, Esquire

                  If to the Grantor, to:

                  ZipFinancial.com, Inc.
                  1610 Medical Drive
                  Pottstown, PA 19464
                  Facsimile No.: (610) 705-4306
                  Attn: Jeffrey P. Wildenthaler



                                       -9-


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                  with a copy to:

                  Stevens & Lee
                  One Glenhardie Corporate Center
                  1275 Drummers Lane, Suite 202
                  Wayne, PA  19087
                  Facsimile No.:  (610) 687-1384
                  Attn:  Jeffrey P. Waldron, Esq.

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given on the earlier of the third Business Day following mailing or upon receipt and (iv) if delivered by overnight courier to the address as provided in this Section, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other party hereto.

                  Grantor hereby waives presentment, notice of dishonor and protest of any instruments included in or evidencing Obligations and all other notices and demands not expressly required by this Agreement.

         14. Pennsylvania Law; Resolution of Disputes. This Agreement shall be governed by and construed in accordance with the domestic laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania. Except as may be otherwise provided herein or as the context may require, all terms used herein shall have the meaning ascribed to them by the Uniform Commercial Code as adopted in Pennsylvania. In connection with any dispute which may arise under this Agreement, Grantor, for itself and in respect of its property, hereby irrevocably submits to, consents to, and waives any objection to, the jurisdiction of the courts of the Commonwealth of Pennsylvania or of the district courts of the United States located in Pennsylvania. Grantor admits that any such dispute may be resolved at least as conveniently in such a court as in any other court and, will not seek dismissal or a change of venue on the ground that resolution of such a dispute in any such court is not convenient or in the interests of justice. Grantor shall not seek a jury trial in any action based upon or arising out of this Agreement or any related document or agreement. Grantor will not seek to consolidate any such action with any other action in which trial by jury has not been waived.

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

         15. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever without the written approval of each party hereto.

         16. Termination; Release of Collateral. After the Termination Date, this Agreement shall terminate and the Lender, at the request and expense of Grantor, will execute and deliver to Grantor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement as to Grantor, and will duly assign, transfer and deliver to Grantor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Lender and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which all payment Obligations have been irrevocably satisfied in full.

         17. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Grantor and the Lender.

         18. Other Provisions. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. It sets forth all representations relied upon by Grantor in connection with it. The Lender, and its respective directors, officers, attorneys, agents and employees shall not be liable to Grantor for any loss or damage caused by any act or omission on the part of any of them unless such loss or damage shall have been caused by the gross negligence or willful misconduct of such Person. This Agreement shall be binding upon the successors and assigns of Grantor and shall inure to the benefit of the successors of the Lender. In the event any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained shall not be affected or impaired in any way. Section headings used herein are for convenience only and shall not affect the construction of this Agreement.

                         [Signatures on following page]

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written.


GRANTOR:                                    ZIPFINANCIAL.COM, INC.
                                                     (d/b/a BankZip.com)


                                               /s/ David D. Naugle
                                                  ------------------------------
                                               By: David D, Naugle
                                                  ------------------------------
                                               Title: Exec VP and COO
                                                  ------------------------------




LENDER:                                     SEDONA CORPORATION


                                                /s/ Marco A. Emrich
                                                    ----------------------------
                                               By:  Marco A. Emrich
                                                    ----------------------------
                                               Title: President and CEO
                                                    ----------------------------

                       Exhibit 1 to the Security Agreement

                                Copyright Filings

                  ASSIGNMENT OF SECURITY INTEREST AND MORTGAGE
                  --------------------------------------------

                                  (COPYRIGHTS)
                                   ----------

                  WHEREAS, ZipFinancial.com, Inc. (d/b/a BankZip.com), a Pennsylvania corporation (herein referred to as "Assignor"), owns the copyrights listed on the annexed Schedule 1-A, which copyrights are registered in the United States Copyright Office, and other unregistered copyrights (the "Copyrights");

                  WHEREAS, Assignor is obligated to Sedona Corporation (the "Assignee"), under that certain Disbursement Agreement dated as of December 29, 2000, by and among Assignor and the Lender, as such agreement may be amended, modified or restated from time to time, and Assignor has entered into a Security Agreement (the "Agreement") in favor of the Assignee; and

                  WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Copyrights, together with the goodwill of the business symbolized by the Copyrights and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Agreement.

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Obligations.

                  Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  Assignee's address is 455 South Gulph Road, King of Prussia, PA 19406.

                  IN WITNESS WHEREOF, Assignor has caused this Assignment for Security (Copyrights) to be duly executed by its officer thereunto duly authorized as of the ___ day of ________, ____.


                                               ZIPFINANCIAL.COM, INC.
                                               (d/b/a BankZip.com)



                                               By:______________________________
                                                     Name:
                                                     Title:

          SCHEDULE 1-A TO ASSIGNMENT OF SECURITY INTEREST AND MORTGAGE
          ------------------------------------------------------------

                                   COPYRIGHTS
                                   ----------


I.       Registrations

       Copyright                     Reg. No.                       Filing Date
       ---------                     --------                       -----------

None.

                         Exhibit 2 to Security Agreement

                                 Patent Filings

                  ASSIGNMENT OF SECURITY INTEREST AND MORTGAGE
                  --------------------------------------------

                                    (PATENTS)
                                     -------

                  WHEREAS, ZipFinancial.com, Inc. (d/b/a BankZip.com), a Pennsylvania corporation (herein referred to as "Assignor"), owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedule 2-A annexed hereto as part hereof (the "Patents");

                  WHEREAS, Assignor is obligated to Sedona Corporation (the "Assignee"), under that certain Disbursement Agreement dated as of December 29, 2000, by and among Assignor and the Lender, as such agreement may be amended, modified or restated from time to time, and Assignor has entered into a Security Agreement (the "Agreement") in favor of the Assignee; and

                  WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee, and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Patents, together with any reissue, re-examination, division, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Agreement.

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Obligations.

                  Assignor does hereby further acknowledge and affirm that the rights and remedies of Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  Assignee's address is 455 South Gulph Road, King of Prussia, PA 19406.

                  IN WITNESS WHEREOF, Assignor has caused this Assignment for Security (Patents) to be duly executed by its officer thereunto duly authorized as of the ___ day of ________, ____.

                                                  ZIPFINANCIAL.COM, INC.
                                                  (d/b/a BankZip.com)


                                                  By:___________________________
                                                        Name:
                                                        Title:

          SCHEDULE 2-A TO ASSIGNMENT OF SECURITY INTEREST AND MORTGAGE
          ------------------------------------------------------------

                                     PATENTS
                                     -------

    Patent #                        Description                  Date of Patent
    --------                        -----------                  --------------


                               PATENT APPLICATIONS
                               -------------------

A utility patent application for invention titled: "Internet-Based System for Aggregate Marketing of Financial Services", inventors Joseph W. Major and Richard A. Elko, application Serial Number 09/670,422, was filed September 26, 2000 claiming benefit of the provisional patent application for the same invention, filed Oct. 1, 1999 and listed below. As of the date of execution of the agreement to which this paragraph is attached, no amendments have been filed and we have received no Office Actions. The provisional patent application titled "Internet Methods and Apparatus for Internet Banking", inventors Joseph
E. Major and Richard A. Elko, application Serial Number 60/157,480, was filed 10/01/99.

                       Exhibit 3 to the Security Agreement

                                Trademark Filings

                  ASSIGNMENT OF SECURITY INTEREST AND MORTGAGE
                  --------------------------------------------

                                  (TRADEMARKS)
                                   ----------

                  WHEREAS, ZipFinancial.com, Inc. (d/b/a BankZip.com), a Pennsylvania corporation (hereinafter referred to as "Assignor"), has adopted, used and is using the trademarks listed on the annexed Schedule 3-A, which trademarks are registered in the United States Patent and Trademark Office, and certain other common law trademarks (the "Trademarks");

                  WHEREAS, Assignor is obligated to Sedona Corporation (the "Assignee"), under that certain Disbursement Agreement dated as of December 29, 2000, by and among Assignor and the Lender, as such agreement may be amended, modified or restated from time to time, and Assignor has entered into a Security Agreement (the "Agreement") in favor of the Assignee; and

                  WHEREAS, pursuant to the Agreement, Assignor has assigned to Assignee and granted to Assignee a security interest in, and mortgage on, all right, title and interest of Assignor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Agreement.

                  NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor does hereby further assign unto Assignee and grant to Assignee a security interest in, and mortgage on, the Collateral to secure the prompt payment, performance and observance of the Obligations.

                  Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the assignment of, security interest in and mortgage on the Collateral made and granted hereby are more fully set forth in the Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

                  Assignee's address is 455 South Gulph Road, King of Prussia, PA 19406.

                  IN WITNESS WHEREOF, Assignor has caused this Assignment for Security (Trademarks) to be duly executed by its officer thereunto duly authorized as of the ___ day of ________, ____.


                                              ZIPFINANCIAL.COM, INC.
                                              (d/b/a BankZip.com)



                                              By:_______________________________
                                                    Name:
                                                    Title:

          SCHEDULE 3-A TO ASSIGNMENT OF SECURITY INTEREST AND MORTGAGE
          ------------------------------------------------------------

                                   TRADEMARKS
                                   ----------


I.       Pending Applications*
         --------------------

        Trademark                  Application No.                   Filing Date
        ---------                  ---------------                   -----------

         BANKZIP                    75/795191                          10/01/99

         LOANZIP                    75/795197                          10/01/99

         INVESTZIP                  75/795200                          10/01/99

         INSUREZIP                  75/795208                          10/01/99

         ZIP                        75/795183                          10/01/99


* All applications were originally made in the name of Patriot Bank. Patriot Bank assigned the trademarks to ZipFinancial.com, Inc. effective December 14, 1999.

II.      Registrations

         None.

                         Exhibit 4 to Security Agreement


                                Power of Attorney

                            SPECIAL POWER OF ATTORNEY
                            -------------------------


COMMONWEALTH OF PENNSYLVANIA        )
                                    ) ss.:
COUNTY OF ___________________       )

                  KNOW ALL MEN BY THESE PRESENTS, THAT ZIPFINANCIAL.COM, INC. (d/b/a BankZip.com), a Pennsylvania corporation, with its principal office at:
________________________________________ (hereinafter called "Assignor"), hereby appoints and constitutes Sedona Corporation ("Assignee") its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Assignor upon and at all times during the continuance of an Event of Default under that certain Security Agreement dated the date hereof (the "Security Agreement") by and among Assignor and the
Assignee:

         1. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any letters patent of the United States or any other country or political subdivision thereof, and all registrations, recordings, re-examinations, extensions, reissues, divisions, continuations, continuations-in-part and extensions thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

         2. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any trademarks, trade names, trade styles and service marks, and all registrations, recordings, reissues, extensions and renewals thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

         3. For the purpose of assigning, selling, licensing or otherwise disposing of all right, title and interest of Assignor in and to any copyrights, copyright registrations and applications for copyright registration, including without limitation all renewals and extensions thereof, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to, the foregoing, to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

         4. To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Assignee may in its sole discretion determine.

                  This power of attorney is made pursuant to the Security Agreement and is subject to the conditions thereof and may not be revoked until the payment in full of all "Obligations" as defined in such Security Agreement.

Dated:   December ___, 2000                        ZIPFINANCIAL.COM, INC.
                                                   (d/b/a BankZip.com)


[Corporate Seal]                                   By:__________________________
                                                   Name:
                                                   Title:

COMMONWEALTH OF PENNSYLVANIA        )
                                    ) ss.:
COUNTY OF _________________         )


                  On this ___ day of December __, 2000, before me personally appeared _____________________, to me known, who, being _____________________ by me duly sworn, did depose and say that he resides at ________________________ and that he is ________________________ of ZipFinancial.com, Inc. (d/b/a BankZip.com), the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed pursuant to authority of the Board of Directors of said corporation, and that he signed his name thereto pursuant to such authority.


                                                     ___________________________
                                                               Notary Public

                        Schedule A to Security Agreement

                           Grantor's Executive Offices



1610 Medical Drive
Pottstown, Pennsylvania 19464

                        Schedule B to Security Agreement

                                      Liens

1. Any Lien for Taxes (as defined below) not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP. For purposes of this Schedule, Taxes shall mean all federal, state, local or foreign net or gross income, gross receipts, net proceeds, sales, use, ad valorem, value added, franchise, bank shares, withholding, payroll, employment, excise, property, alternative or add-on minimum, environmental or other taxes, assessments, duties, fees, levies or other governmental charges of any nature whatever, whether disputed or not, together with any interest, penalties, additions to tax or additional amounts with respect thereto.

2. Any minor imperfection of title or similar Lien which individually or in the aggregate with such other Liens does not impair the value or marketability of the property subject to such Lien or interfere with the use of such property in the conduct of the business of Grantor and which do not secure obligations for money borrowed.

                        Schedule C to Security Agreement

                       LIST OF COPYRIGHT REGISTRATIONS AND
                    APPLICATIONS FOR COPYRIGHT REGISTRATIONS

    Title           Date Filed            Registration No.        Effective Date
    -----           ----------            ----------------        --------------

None

                        Schedule D to Security Agreement

                                 LIST OF PATENTS


 File       Patent              Country          Registration No.       Date
 ----       ------              -------          ----------------       ----

                               PATENT APPLICATIONS

A utility patent application for invention titled: "Internet-Based System for Aggregate Marketing of Financial Services", inventors Joseph W. Major and Richard A. Elko, application Serial Number 09/670,422, was filed September 26, 2000 claiming benefit of the provisional patent application for the same invention, filed Oct. 1, 1999 and listed below. As of the date of execution of the agreement to which this paragraph is attached, no amendments have been filed and we have received no Office Actions. The provisional patent application titled "Internet Methods and Apparatus for Internet Banking", inventors Joseph
E. Major and Richard A. Elko, application Serial Number 60/157,480, was filed 10/01/99.

                        Schedule E to Security Agreement

              LIST OF TRADEMARK AND SERVICE MARK REGISTRATIONS AND
            APPLICATIONS FOR TRADEMARK AND SERVICE MARK REGISTRATIONS


                       U.S. Trademarks and Service Marks*
                        ---------------------------------

                                   Application (A)
                                   Registration (R)             Registration
          Mark                     Or Series No. (S)            or Filing Date
          ----                     -----------------            --------------

         BANKZIP                   75/795191(A)                 10/01/99

         LOANZIP                   75/795197(A)                 10/01/99

         INVESTZIP                 75/795200(A)                 10/01/99

         INSUREZIP                 75/795208(A)                 10/01/99

         ZIP                       75/795183(A)                 10/01/99


* All applications were originally made in the name of Patriot Bank. Patriot Bank assigned the trademarks to ZipFinancial.com, Inc. effective December 14, 1999.


                      Foreign Trademarks and Service Marks
                      ------------------------------------


                                Application (A)                  Registration
      Mark           Registration (R)        Country          or Filing Date (F)
      ----           -------------------------------         ------------------

None

                        Schedule F to Security Agreement

                                    Licenses

Licenses granted in the ordinary course of business to customers to use trademarks of ZipFinancial.com, Inc., pursuant to the Grantor's standard Alliance Partner Agreement.

                        Schedule G to Security Agreement

                             Location of Collateral

1610 Medical Drive
Pottstown, PA  19464